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                                                  Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-45722

            SUPPLEMENT DATED JANUARY 18, 2002 TO THE PROSPECTUS OF
                       MORGAN STANLEY ALL STAR GROWTH FUND
                            DATED OCTOBER 15, 2001


The third through eighth sentences of the second paragraph of the section of the Prospectus titled "THE FUND-Fund Management" are hereby replaced by the following:

      Dennis Lynch, Anita H. Kolleeny and William Auslander are the primary portfolio managers of the respective portions of the Fund's assets managed by the Investment Manager. Dennis Lynch is a Vice President of the Investment Manager and has been managing portfolios for the Investment Manager since 1998, prior to which time he was an analyst for JP Morgan Securities. Anita Kolleeny, a Managing Director and Director of the Sector Rotation Group of the Investment Manager, has been managing portfolios for the Investment Manager for over five years. Mr. Auslander is a Managing Director of the Investment Manager and has been managing portfolios for the Investment Manager for over five years.